Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ John B. Blystone
John B. Blystone

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ John S. Christie
John S. Christie

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ William S. Dietrich, II
William S. Dietrich, II

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ Michael J. Endres
Michael J. Endres

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ Peter Karmanos, Jr.
Peter Karmanos, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ John R. Kasich
John R. Kasich

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the other, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ John P. McConnell
John P. McConnell

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ Carl A. Nelson, Jr.
Carl A. Nelson, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ Sidney A. Ribeau
Sidney A. Ribeau

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, her true and lawful attorneys-in-fact and agents, each with full power to act without the others, for her and in her name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 21st day of May, 2006.

/s/ Mary Schiavo
Mary Schiavo

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of Worthington Industries, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended May 31, 2006, hereby constitutes and appoints John P. McConnell, John S. Christie and Dale T. Brinkman, as his true and lawful attorneys-in-fact and agents, each with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to sign both such Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits, financial statements and schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 2006.

/s/ Richard G. Welch
Richard G. Welch

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